SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2004

DIVIDEND CAPITAL TRUST INC.

(Exact name of small business issuer as specified in its charter)

Maryland	000-50724	82-0538520
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 17th Street, Suite 1700

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

Purchase of Memphis TradeCenter III.

We previously filed a Form 8-K on July 7 dated June 22, 2004, with regard to the acquisition of Memphis TradeCenter III, an industrial facility located in Memphis, Tennessee, without the requisite financial information. Accordingly, we are filing this Form 8-K/A to include that financial information. Due to the non-related party nature of this transaction, only audited statements for the year ended December 31, 2003, are required. We are not aware of any material factors relating to the acquisitions that would cause the reported financial information not to be necessarily indicative of future operating results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVIDEND CAPITAL TRUST INC.
September 7, 2004

	By:	/s/ Evan H. Zucker
Evan H. Zucker
Chief Executive Officer

Item 9.01.	Financial Statements and Exhibits.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders

Dividend Capital Trust Inc.:

We have audited the accompanying statement of revenues and certain expenses of Memphis TradeCenter III for the year ended December 31, 2003. This financial statement is the responsibility of Memphis TradeCenter III’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statements of revenues and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Dividend Capital Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of Memphis TradeCenter III revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of Memphis TradeCenter III for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Dallas, Texas

September 7, 2004

DIVIDEND CAPITAL TRUST INC.

Memphis TradeCenter III

Statements of Revenues and Certain Expenses

	For the Three Months Ended March 31, 2004	For the Year Ended December 31, 2003
	(Unaudited)
Revenues
Rental income	$476,868	$961,633
Other revenues	62,551	125,117

Total revenues	539,419	1,086,750

Certain expenses
Real estate taxes	28,164	363,730
Operating expenses	9,712	86,511
Insurance	17,487	32,697
Management fees	7,468	16,500

Total certain expenses	62,831	499,438

Excess of revenues over certain expenses	$476,588	$587,312

DIVIDEND CAPITAL TRUST INC.

Memphis Trade Center III

Notes to Financial Statements

(Information for March 31, 2004 is Unaudited)

Note 1 - Description of Business and Summary of Significant Accounting Policies

The accompanying statements of revenues and certain expenses reflect the operations of Memphis TradeCenter III for the three months ended March 31, 2004 (unaudited) and for the year ended December 31, 2003. Memphis TradeCenter III is a warehouse containing approximately 709,000 square feet located in Memphis, Tennessee. At December 31, 2003, Memphis TradeCenter III was 100% occupied by two tenants.

Memphis TradeCenter III was acquired by Dividend Capital Trust Inc. (“the Company”) from an unrelated party on June 22, 2004 for a total cost, including acquisition costs of $242,000, of approximately $24.5 million, which was paid with proceeds from the Company’s public offering.

The accounting records of Memphis TradeCenter III are maintained on the accrual basis. The accompanying statements of revenues and certain expenses was prepared pursuant to the rules and regulations of the Securities and Exchange Commission, and excludes certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Memphis TradeCenter III.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The results of operations can be significantly impacted by the rental market of the Memphis, Tennessee region.

Interim Information (unaudited)

In the opinion of management, the unaudited information as of March 31, 2004 included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the three months ended March 31, 2004. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2 - Operating Leases

Memphis TradeCenter III’s revenues are obtained from tenant rental payments as provided for under non-cancelable operating leases. Memphis TradeCenter III records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, Memphis TradeCenter III records a receivable due from tenants for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental revenue of $140,680 (unaudited) and $132,828 for the three months ended March 31, 2004 and the year ended December 31, 2003, respectively.

DIVIDEND CAPITAL TRUST INC.

Memphis Trade Center III

Notes to Financial Statements

(Information for March 31, 2004 is Unaudited)

Future minimum lease payments due under these leases, excluding tenant reimbursements of operating expenses, as of December 31, 2003, are as follows:

Year Ending December 31,
2004	$1,344,740
2005	1,899,323
2006	1,949,740
2007	1,949,740
2008	1,682,582
Thereafter	6,221,600

$15,047,725

Tenant reimbursements of operating expenses are other revenues in the accompanying statements of revenues and certain expenses.

The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2003, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	% of 2003 Revenues	% of Future Minimum Revenues
A	Comic Book Distributor	July 2008	81%	23%

B	Health Care Product Manufacturer	June 2013	19%	77%

Certain leases above contain tenant lease renewal options for various periods under various terms that may or may not be similar to the existing leases.

DIVIDEND CAPITAL TRUST INC.

Pro Forma Financial Information

(Unaudited)

The following pro forma financial statements have been prepared to provide pro forma information with regards to Memphis TradeCenter III which the Dividend Capital Trust Inc. (the “Company”) acquired from an unrelated third party on June 22, 2004, and for which this Form 8-K/A is being filed.

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of the Company as of March 31, 2004 as adjusted for (i) the acquisition of the properties made subsequent to March 31, 2004, (ii) the assumption of debt and (iii) the issuance of the Company’s common stock as if these transactions had occurred on March 31, 2004.

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 combines the historical operations of the Company with (i) the incremental effect of properties acquired in 2003, (ii) the historical operations of properties acquired subsequent to December 31, 2003, (iii) the issuance of debt and (iv) the issuance of the Company’s common stock, as if these transactions had occurred on January 1, 2003.

The accompanying unaudited pro forma consolidated statement of operations for the three months ended March 31, 2004 combines the historical operations of the Company with (i) the incremental effect of properties acquired in 2004, (ii) the assumption of debt and (iii) the issuance of the Company’s common stock, as if these transactions had occurred on January 1, 2004.

The unaudited pro forma consolidated financial statements have been prepared by the Company’s management based upon the historical financial statements of the Company and of the individually acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements included in the Company’s previous filings with the Securities and Exchange Commission.

DIVIDEND CAPITAL TRUST INC.

Pro Forma Consolidated Balance Sheet

March 31, 2004

	DCT Historical (1)	Acquisitions		Other Pro Forma Adjustments		Pro Forma Consolidated
Assets
Net Investment in Real Estate	$179,068,586	$195,611,869	(2)	$—		$374,680,455
Cash and cash equivalents	67,778,021	(151,201,140	)(2)	125,718,633	(4)	42,295,514
Other assets, net	6,246,118	—		—		6,246,118

Total Assets	$253,092,725	$44,410,729		$125,718,633		$423,222,087

Liabilities and Stockholders’ Equity
Mortgage note	$40,402,471	$44,410,729	(3)	$—		$84,813,200
Line of credit	1,900,000	—		—		1,900,000
Financing obligation	4,615,102	—		—		4,615,102
Accounts payable and other liabilities	7,353,617	—		—		7,353,617

Total Liabilities	54,271,190	44,410,729		—		98,681,919
Minority Interest	1,000	—		—		1,000
Shareholders’ Equity:
Common stock	198,820,535	—		125,718,633	(4)	324,539,168

Total Shareholders’ Equity	198,820,535	—		125,718,633		324,539,168

Total Liabilities and Shareholders’ Equity	$253,092,725	$44,410,729		$125,718,633		$423,222,087

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Balance Sheet

(Unaudited)

(1)	Reflects the historical consolidated balance sheet of the Company as of March 31, 2004. Please refer to Dividend Capital Trust Inc.’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2004.

(2)	Reflects the acquisition of properties that were acquired subsequent to March 31, 2004. These properties were acquired using the net proceeds from the Company’s public offerings and debt. The total cost of these facilities, including acquisitions costs and acquisition fees paid to an affiliate, was approximately $195.6 million.

(3)	In conjunction with the acquisition of properties subsequent to March 31, 2004, the Company assumed three secured, non-recourse mortgage loans totaling $41.8 million. As such, the total assumption of such debt including premium is included in the accompanying pro forma balance sheet. The following table sets forth the face value of the debt assumed and its associated premium.

Note	Amount
Assumed Mortgage Debt	$41,758,380
Premium on Debt	$2,652,349

Total	$44,410,729

(4)	A certain amount of capital was raised through the Company’s public offering subsequent to March 31, 2004 which was used to fund the acquisition of the properties subsequent to March 31, 2004. As such, the net proceeds from the shares that were sold subsequent to March 31, 2004 through June 29, 2004, the date of the latest acquisition, are included in the accompanying pro forma balance sheet. The following table reflects the calculation used to determine the net proceeds received from the Company’s public offering:

Shares Sold from March 31, 2004 through June 29, 2004	13,968,737
Gross Proceeds	$139,687,370
Less Selling Costs	(13,968,737)

Net Proceeds	$125,718,633

DIVIDEND CAPITAL TRUST INC.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

	DCT Historical (1)	2003 Acquisitions		2004 Acquisitions		Other Pro Forma Adjustments		Pro Forma Consolidated
REVENUE:
Rental revenue	$2,645,093	$8,194,285	(2)	$19,791,567	(5)	$(735,648	)(7)	$29,895,297
Other income	61,364	—		—		—		61,364

Total Income	2,706,457	8,194,285		19,791,567		(735,648)		29,956,661
EXPENSES:
Operating expenses	366,650	2,159,121	(2)	4,655,104	(5)	—		7,180,875
Depreciation & amortization	1,195,330	4,898,414	(3)	12,462,448	(6)	—		18,556,192
Interest expense	385,424	1,980,625	(4)	2,375,746	(4)	—		4,741,795
General and administrative expenses	411,948	—		—		—		411,948

Total Operating Expenses	2,359,352	9,038,160		19,493,298		—		30,890,810

NET INCOME (LOSS)	$347,105	$(843,875)		$298,269		$(735,648)		$(934,149)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	3,987,429	—		—		32,780,775	(8)	36,768,204
Diluted	4,007,429	—		—		32,780,775	(8)	36,788,204
NET INCOME (LOSS) PER COMMON SHARE
Basic and diluted	$0.09							$(0.03)

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

(Unaudited)

(1)	Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 2003. Please refer to the Dividend Capital Trust Inc.’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

(2)	The following table sets forth the incremental rental revenues and operating expenses of the properties acquired during 2003 for the year ended December 31, 2003 based on the historical operations of such properties for the periods prior to acquisition.

Property	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses
Bridgestone/Firestone Distribution Center (1)	6/9/2003	$—	$—	$—
Chickasaw Distribution Center	7/22/2003	802,031	217,995	584,036
Rancho Technology Park (1)	10/16/2003	—	—	—
Mallard Lake Distribution Center	10/29/2003	803,627	13,063	790,564
West by Northwest Business Center	10/30/2003	368,977	253,354	115,623
Park West, Pinnacle & DFW Distribution Facilities	12/15/2003	5,191,090	1,496,064	3,695,026
Plainfield Distribution Center	12/22/2003	1,028,560	178,645	849,915

Total		$8,194,285	$2,159,121	$6,035,164

(1)	Bridgestone/Firestone Distribution Center and Rancho Technology Park were vacant prior to acquisition. As such, no rental revenues and operating expenses have been reflected in the accompanying pro forma statement of operations related to these acquisitions.

The properties acquired during 2003 were acquired with the net proceeds from the Company’s initial public offering, borrowings on the senior secured revolving credit facility and borrowings on mortgage indebtedness.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

(Unaudited)

(3)	The following table sets forth the allocation of land and building and other costs based on the purchase price allocation for the 2003 property acquisitions. This table also reflects the estimated incremental depreciation and amortization, prior to the date of acquisition, for the 2003 property acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the purchase price allocation in accordance with Statement of Financial Accounting Standard No. 141, Business Combinations (“SFAS No. 141”).

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Bridgestone/Firestone Distribution Center (1)	6/9/2003	$2,544,999	$21,938,672	$24,483,671	$—
Chickasaw Distribution Center	7/22/2003	1,140,561	13,779,870	14,920,431	464,957
Rancho Technology Park (1)	10/16/2003	2,789,574	7,002,354	9,791,928	—
Mallard Lake Distribution Center	10/29/2003	2,561,328	8,808,242	11,369,570	274,304
West by Northwest Business Center	10/30/2003	1,033,352	7,563,574	8,596,926	356,670
Park West Distribution Facilities	12/15/2003	3,348,000	22,893,585	26,241,585	1,050,368
Pinnacle Industrial Center	12/15/2003	1,587,762	27,838,070	29,425,832	1,523,983
DFW Trade Center	12/15/2003	980,666	10,381,628	11,362,294	688,622
Plainfield Distribution Center	12/22/2003	1,394,147	14,259,728	15,653,875	539,510

Total 2003 Acquisitions		$17,380,389	$134,465,723	$151,846,112	$4,898,414

(1)	Bridgestone/Firestone Distribution Center and Rancho Technology Park were vacant prior to acquisition and therefore no depreciation or amortization expenses have been reflected in the accompanying pro forma statement of operations related to these acquisitions.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

(Unaudited)

(4)	The following table sets forth the debt which has been assumed to have been outstanding as of January 1, 2003 and the incremental interest expense that has been included in the pro forma statement of operations.

Amount	Note	Interest Rate	Incremental Interest Expense
$1,000,000	Senior secured revolving credit facility	Annual interest rate at LIBOR plus 1.125% to 1.500% or prime, at the election of Dividend Capital.	$40,000
$40,500,000	Secured, non-recourse debt	Annual interest rate equal to 5.0%.	$1,940,625
$41,758,380	Assumed, secured non-recourse debt	Annual interest rate varying from 6.4% to 7.2%	$2,865,846
$2,652,349	Premium on assumed debt		$(490,100)

		Total	$4,356,371

(5)	The following table sets forth the incremental rental revenues and operating expenses for the year ended December 31, 2003 for the properties acquired during 2004 based on their respective historical operations of such properties for the periods prior to acquisition.

	Acquisition Date		Rental Revenues	Operating Expenses	Revenues in Excess of Expenses
Eastgate Distribution Center III	3/19/2004		$1,777,697	$386,335	$1,391,362
Newpoint Place I	3/31/2004		1,571,163	286,356	1,284,807
Northwest and Riverport Centers	5/03/2004		1,873,127	358,068	1,515,059
BBR Properties	6/03/2004		4,749,630	1,753,700	2,995,930
Parkwest / Mid-South	6/08/2004 6/29/2004	/	5,875,881	745,450	5,130,431
Eagles Landing / South Creek	6/08/2004		2,857,319	625,757	2,231,562
Memphis TradeCenter III	6/22/2004		1,086,750	499,438	587,372

Total			$19,791,567	$4,655,104	$15,136,463

The properties acquired in 2004 were acquired with the net proceeds raised from the Company’s public offering and the assumption of mortgage debt.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

(Unaudited)

(6)	The following table sets forth the allocation of land and building and other costs based on the purchase price allocation for the 2004 property acquisitions. This table also reflects the estimated incremental depreciation and amortization prior to the date of acquisition, for the 2004 property acquisitions using a 40 year life for building a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the preliminary purchase price allocation in accordance with SFAS No. 141.

	Acquisition Date		Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Eastgate Distribution Center III	3/19/2004		$1,445,321	$13,351,343	$14,796,664	$663,169
Newpoint Place I	3/31/2004		2,143,152	12,908,143	15,051,295	628,861
Northwest Business Center and Riverport Commerce Center	5/03/2004		1,578,100	13,236,421	14,814,521	1,422,040
BBR Properties	6/03/2004		2,117,679	48,668,372	50,786,051	3,847,825
Parkwest / Mid-South	6/08/2004 6/29/2004	/	8,864,800	59,077,004	67,941,804	3,307,685
Eagles Landing / South Creek	6/08/2004		5,253,300	31,245,223	36,498,523	1,526,053
Memphis TradeCenter III	6/22/2004		2,335,000	22,524,076	24,859,076	1,066,815

Total			$23,737,352	$201,010,582	$224,747,934	$12,462,448

(7)	This amount represents the pro forma adjustment for the amortization of above and below market rents pursuant to SFAS 141.

(8)	For purposes of presenting pro forma weighted average shares outstanding, it has been assumed that the number of shares outstanding as of the date of latest acquisition (36,768,204 shares), June 29, 2004, have been outstanding since January 1, 2003.

DIVIDEND CAPITAL TRUST INC.

Pro Forma Consolidated Statement of Operations

For the Three Months Ended March 31, 2004

	DCT Historical (1)	2004 Acquisitions		Other Pro Forma Adjustments		Pro Forma Consolidated
REVENUE:
Rental revenue	$3,581,911	$5,484,499	(2)	$(183,912	)(5)	$8,882,498
Other income	13,324	—		—		13,324

Total Income	3,595,235	5,484,499		(183,912)		8,895,822
EXPENSES:
Operating expenses	797,850	1,102,960	(2)	—		1,900,810
Depreciation & amortization	1,646,277	3,115,612	(3)	—		4,761,889
Interest expense	650,588	598,159	(4)	—		1,248,747
General and administrative expenses	328,074	—		—		328,074

Total Operating Expenses	3,422,789	4,816,731		—		8,239,520

NET INCOME (LOSS)	$172,446	$667,768		$(183,912)		$656,302

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	16,579,579	—		20,188,625	(6)	36,768,204
Diluted	16,599,579	—		20,188,625	(6)	36,788,204
NET INCOME (LOSS) PER COMMON SHARE
Basic and diluted	$0.01					$0.02

(1)	Reflects the historical consolidated statement of operations of the Company for the three months ended March 31, 2004. Please refer to the Dividend Capital Trust Inc.’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2004.

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Statement of Operations

For the Three Months Ended March 31, 2004

(Unaudited)

(2)	The following table sets forth the pro forma incremental rental revenues and operating expenses of the properties acquired during 2004 for the three months ended March 31, 2004 based on their respective historical operations of such properties for the period prior to acquisition.

	Acquisition Date		Rental Revenues	Operating Expenses	Revenues in Excess of Expenses
Eastgate Distribution Center III	3/19/2004		$447,437	$86,824	$360,613
Newpoint Place I	3/31/2004		333,875	66,511	267,364
Northwest and Riverport Centers	5/03/2004		391,889	62,718	329,171
BBR Properties	6/03/2004		1,446,198	453,143	993,055
Parkwest / Mid-South	6/08/2004 6/29/2004	/	1,437,259	203,275	1,233,984
Eagles Landing / South Creek	6/08/2004		888,422	167,658	720,764
Memphis TradeCenter III	6/22/2004		539,419	62,831	476,588

Total			$5,484,499	$1,102,960	$4,381,539

The properties acquired in 2004 were acquired with the net proceeds raised from the Company’s public offerings and the assumption of mortgage debt.

(3)	The following table sets forth the allocation of land and building and other costs based on the purchase price allocation for the 2004 property acquisitions. This table also reflects the estimated incremental depreciation and amortization prior to the date of acquisition, for the 2004 property acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the preliminary purchase price allocation in accordance with SFAS No. 141.

	Acquisition Date		Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Eastgate Distribution Center III	3/19/2004		$1,445,321	$13,351,343	$14,796,664	$165,792
Newpoint Place I	3/31/2004		2,143,152	12,908,143	15,051,295	157,215
Northwest Business Center and Riverport Commerce Center	5/03/2004		1,578,100	13,236,421	14,814,521	355,510
BBR Properties	6/03/2004		2,117,679	48,668,372	50,786,051	961,957
Parkwest / Mid-South	6/08/2004 6/29/2004	/	8,864,800	59,077,004	67,941,804	826,921
Eagles Landing / South Creek	6/08/2004		5,253,300	31,245,223	36,498,523	381,513
Memphis TradeCenter III	6/22/2004		2,335,000	22,524,076	24,859,076	266,704

Total			$23,737,352	$201,010,582	$224,747,934	$3,115,612

DIVIDEND CAPITAL TRUST INC.

(4)	The following table sets forth the debt which has been assumed to have been outstanding as of January 1, 2004 and the incremental interest expense that has been included in the pro forma statement of operations.

Amount	Note	Interest Rate	Incremental Interest Expense
$41,758,380	Assumed, secured, non-recourse debt	Annual interest rate varying from 6.4% to 7.2%	$720,684
$2,652,349	Premium on assumed debt		$(122,525)

		Total	$598,159

(5)	This amount represents the pro forma adjustment for the amortization of above and below market rents pursuant to SFAS N. 141.

(6)	For purposes of presenting pro forma weighted average shares outstanding, it has been assumed that the number of shares outstanding as of the latest acquisition (36,768,204 shares), June 29, 2004, have been outstanding since January 1, 2003.